UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21055

T. Rowe Price Institutional Income Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2011

Item 1. Report to Shareholders

Institutional Core Plus Fund	November 30, 2011

Highlights

• Global credit markets offered modest returns over the past six months as strong returns from long-term Treasuries compensated for losses among riskier sectors.

• The Institutional Core Plus Fund’s emphasis on credit-sensitive sectors weighed on returns relative to the Barclays Capital U.S. Aggregate Index.

• We continue to seek opportunities in sectors offering higher yields than Treasuries, such as below investment-grade and foreign bonds, but we are reducing our exposure where we perceive growing risks not compensated for by higher yields.

• Bond markets are likely to remain volatile in the coming months as policymakers struggle with difficult choices, making a highly diversified and global approach especially important.

The views and opinions in this report were current as of November 30, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Core Plus Fund

Dear Investor

Bonds offered modest gains over the past six months, but performance varied widely among sectors. Long-term Treasury yields returned to or even breached the lows they set following the financial crisis in 2008 as global investors fled to the perceived safe haven of the U.S. government bond market. Higher-risk issues, such as corporate bonds, fared less well, as did non-U.S. bonds. In this environment, the Institutional Core Plus Fund’s highly diversified approach did not keep pace with its target benchmark, which has a much heavier exposure to the U.S. Treasury market.

Economy and Interest Rates

Europe’s sovereign debt crisis cast a long shadow over global credit markets during the past six months. As European leaders proved unable to agree on a comprehensive plan to protect the Continent’s banks, investors grew more anxious about a Greek default and the possibility of a financial contagion spreading to larger economies in the region. The crisis seemed to subside in late July when officials agreed to strengthen the region’s bailout fund and provide a second aid package for Greece. But uncertainty soon returned as worries about European banks’ exposure to debt from struggling eurozone members pressured the banking system. Borrowing costs soared to record highs in Italy and Spain, and yields began creeping higher in European countries previously seen as safe from the turmoil. Liquidity in short-term lending markets for European banks began to dry up as foreign investors retreated, forcing many lenders to turn to the European Central Bank for financing.

Worries about the ballooning U.S. deficit and partisan politics also rattled investor confidence. Congress and the White House engaged in an acrimonious debate over raising the federal debt ceiling that took the country to the brink of default ahead of an August 2 deadline. Days after a last-ditch deal was reached to lift the debt ceiling, Standard & Poor’s downgraded its U.S. long-term credit rating from AAA to AA+. As part of the debt ceiling deal, Congress charged a bipartisan group of lawmakers to find at least $1.2 trillion in deficit reductions, but the so-called super committee said in November that it failed to find a compromise, setting the stage for drastic spending cuts to start automatically in January 2013. Surprisingly, Treasuries rallied following the news—just as they did following the S&P downgrade—suggesting that investors were more concerned about slower growth and the crisis in Europe than with the creditworthiness of the U.S. government. During the reporting period, the price of Treasuries soared—pushing many Treasury yields down to historic lows—as worries about the European debt crisis led investors to seek refuge in the relative safety of U.S. government debt. The yield on the U.S. 10-year Treasury note fell to a record low of 1.67% on September 23. While Treasuries pared some of their gains by the end of November, ongoing uncertainty about the eurozone has, so far, staved off a sell-off in Treasuries with better-than-expected U.S. economic data going into the fourth quarter.

With fiscal policy effectively sidelined, investors focused on the Federal Reserve and its capacity to engage in further monetary stimulus. The Fed announced on August 9 that it would keep its benchmark interest rate near 0% until at least mid-2013 due to slow economic growth and promised to explore a range of additional policy options. On September 21, a divided Federal Reserve policymaking committee announced a new round of stimulus measures. Dubbed Operation Twist, the Fed’s plan involved trading $400 billion of its short-term Treasury holdings for longer-term issues in an effort to spur borrowing. The Fed also announced it would resume mortgage purchases to revive the moribund housing market. Still, many investors worried that lowering borrowing costs would accomplish little in the face of high unemployment. The U.S. jobless rate hovered at roughly 9% over the reporting period, although it fell to 8.6% in November, its lowest level in 32 months. A series of weak economic data over the summer raised fears of a “double dip” recession, but more recent reports have showed the U.S. recovery—while lukewarm at best—remains on track.

Volatility within the financial markets and growing economic worries led to a wide range of returns across fixed income sectors. Undeterred by Standard & Poor’s downgrade of U.S. government debt in August, investors fled to the perceived safe haven of the Treasury market and helped long-term Treasuries post their best performance since the start of the financial crisis in 2008. Residential mortgage-backed securities, the largest segment of the U.S. investment-grade bond market, lagged somewhat as investors became increasingly concerned that Washington policy initiatives would result in increased mortgage prepayments. Investment-grade corporate bonds recorded decent returns, as corporate balance sheets and profits generally remained strong even in the face of sluggish economic growth, but high yield bonds pared their strong gains over the past few years as investors worried that the worsening global economy might result in increased defaults.

Performance and Investment Review

The Institutional Core Plus Fund returned 1.49% for the six-month period ended November 30, 2011. Our returns trailed those of the Barclays Capital U.S. Aggregate Index and slightly lagged those of the Lipper Intermediate Investment Grade Debt Funds Average. The Institutional Core Plus Fund continued to compare favorably with its peer group over longer time periods. Based on cumulative total return, Lipper ranked the Institutional Core Plus Fund 318 of 590, 198 of 504, and 65 of 412 funds in the intermediate investment-grade debt funds universe for the one-, three-, and five-year periods ended November 30, 2011, respectively. Results will vary for other time periods. Past performance cannot guarantee future results. (Performance for F Class shares can vary, reflecting their fee structure and other factors.)

The fund’s Treasury holdings offered some of the strongest returns over the period, but an underweight in the sector—our 12% allocation is nearly one-third that of the benchmark—weighed on performance relative to the Barclays index. As Treasury yields have reached historical lows, we have become increasingly cautious toward the sector. Not only do extremely low yields offer less room for price appreciation, but we suspect that yields will have to increase eventually in order to attract investors willing to fund the federal government’s yawning budget deficit. In the meantime, however, U.S. Treasuries have continued to draw investor interest as a safe haven in times of economic and political turmoil.

Conversely, we have remained overweight in corporate bonds, due mainly to our non-benchmark exposure to high yield bonds and leveraged loans. These performed particularly poorly as investors worried about the darkening macroeconomic climate, but fundamentals among high yield issuers remained strong. Our investment-grade holdings, which we reduced during the period to a level roughly in line with the benchmark, recorded a modest overall gain. Bank issuers were particularly weak, however, as investors worried that the debt crisis in Europe would result in systemic problems, such as those following the subprime meltdown in the U.S. in 2007–2008. Looming regulatory changes and increasingly dim prospects for a rebound in revenues also hampered the sector.

Similarly, we have a small but meaningful allocation to foreign holdings, including both corporate and sovereign emerging market debt. Although emerging economies remained in generally better shape than developed markets, investors shunned this historically riskier asset class due to worries that weak demand in developed economies would derail rapid growth in emerging markets by hampering exports. In addition, we hold small amounts of foreign currency in the fund, which also weighed a bit on results. While our short position in the euro helped results, our long position in emerging markets currencies detracted from returns as investors favored safe-haven currencies, such as the U.S. dollar and the Japanese yen. An overweight in very long-term holdings, which performed well as Treasury yields fell sharply, helped compensate for our slightly short overall duration posture.

The fund’s largest allocation is to agency mortgage-backed securities (MBS), which performed relatively well over the period. Investors remained attracted to the sector given its relative security and higher yields. However, some of our long-term, higher-coupon holdings performed poorly due to concerns over policy measures. In particular, prepayments may increase due to changes to the Home Affordable Refinance Program designed to assist homeowners who are currently underwater on their mortgages. We added modestly to our overweight in this highly liquid sector, however, as we expect the impact on MBS to be minimal. Conversely, an illiquid market hampered our holdings of non-agency MBS. In addition, we are overweight in commercial mortgage-backed securities (CMBS), although these form a much smaller portion of the fund. CMBS have lagged other riskier assets, which has made their yields especially attractive. Finally, we received a modest boost to performance from our small overweight in asset-backed securities, which are backed by car loans, credit card debt, and other receivables.

Although riskier assets have lagged Treasuries substantially in recent months, we have continued to add to sectors where we see good relative value and can identify opportunities in individual holdings through our credit research. Most notably, we have maintained a substantial allocation to high yield issues, which represent 14% of the portfolio. At just under 9% on average, the yield on below investment-grade issues remains especially attractive, and we feel they more than compensate us for the decreased liquidity in the sector and the potential for increased defaults given troubles in the global economy. Similarly, we added to our holdings of emerging market debt in the period and maintained our position despite significant volatility.

At the same time, we have not hesitated to reduce our exposure where we see growing risks that are not reflected in more generous yields. In particular, we have reduced our exposure to investment-grade corporate bonds, as dealers in these issues have reduced their inventories in anticipation of new banking regulations. The result has been less liquidity in the market, which we do not feel is adequately reflected in yields that average less than 4%. We also reduced our holdings of CMBS and non-U.S. dollar debt in an effort to reduce risk in the portfolio.

Outlook

Global credit markets face numerous near-term risks that have intensified in recent months. These headwinds include the European debt crisis, the possibility of a recession in the European region, the slowing of emerging market growth, and the continued sluggish economic growth in the U.S. Recent events have made it clear that the direction of global financial markets largely rests with governments. Most notably, until policymakers can decisively resolve Europe’s debt problems, we believe that risk aversion will remain high and credit markets volatile. Unfortunately, many of these problems stem from issues that have no quick or easy solution. For more than two years, fiscal policymakers in both the U.S. and Europe have been struggling without success to address the twin challenges of reducing debt and increasing growth, and we see little indication that they will find a solution in the near future.

In the near term, we believe Treasury yields and credit spreads will be range-bound, and volatility will remain high. Over the longer term, we expect U.S. interest rates will rise as the economy continues its slow recovery. In this uncertain environment, we believe our barbell-like quality strategy—investing in Treasuries and MBS for liquidity while holding high yield bonds and bank loans for added yield—is the best way to seek returns for shareholders while mitigating risk. We have taken advantage of recent volatility to buy credits with solid fundamentals at attractive yields, and we expect that rapidly changing valuations will provide plenty of attractive investment opportunities ahead.

We continue to believe that rigorous fundamental research is crucial for delivering good returns over the long run, and that a global hunt for value will be more important as non-U.S. markets may offer some of the best combinations of risk and return. T. Rowe Price has invested substantial resources in our credit research efforts, and we are privileged to work with a talented team of professionals around the world to uncover opportunities for our shareholders.

As always, we appreciate your confidence and thank you for investing with T. Rowe Price.

Respectfully submitted,

Brian J. Brennan
Chairman of the fund’s Investment Advisory Committee

December 16, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Yield Data Correction

Due to a systems error, the 30-day SEC yields published in the May 31, 2011, annual report for the Institutional Core Plus Fund were incorrect.

The correct 30-day yield as of May 31, 2011, was 3.80% for Investor Class and for F Class shares. We apologize for any inconvenience caused by these errors.

Risks of Bond Investing

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. MBS are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund’s sensitivity to rising interest rates and its potential for price declines.

Glossary

Average maturity: The average of the stated maturity dates of a bond or money market portfolio’s securities. The average maturity for a money market fund is measured in days, whereas a bond fund’s average maturity is measured in years. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation.

Barclays Capital Mortgage-Backed Securities Index: An unmanaged index that tracks the performance of the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Barclays Capital U.S. Aggregate Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Barclays Capital U.S. Credit Baa Index: A measure of corporate and noncorporate fixed income securities that are rated Baa by Moody’s Investors Service (or BBB by Standard & Poor’s).

Barclays Capital U.S. Credit Index: An unmanaged index that tracks the performance of domestic investment-grade corporate bonds.

Barclays Capital U.S. Treasury Index: An unmanaged index of publicly traded obligations of the U.S. Treasury.

Basis point: One one-hundredth of a percentage point, or 0.01%.

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a four-year duration would fall about 4% in response to a one-percentage-point rise in interest rates, and vice versa.

J.P. Morgan Emerging Markets Bond Index Global: Tracks U.S. dollar-denominated government bonds of 31 foreign countries.

J.P. Morgan Global High Yield Index: Tracks the investable universe of the U.S. dollar-denominated global high yield corporate debt market, including domestic and international issues.

Lipper averages: The averages of all available mutual funds’ performance returns for specified time periods in a particular category as tracked by Lipper Inc.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Performance and Expenses
T. Rowe Price Institutional Core Plus Fund

Performance Comparison

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Core Plus Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Financial Highlights
T. Rowe Price Institutional Core Plus Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Core Plus Fund
November 30, 2011 (Unaudited)

Forward Currency Exchange Contracts

(Amounts in 000s)

Counterparty	Settlement	Receive		Deliver		Unrealized Gain (Loss)
Barclays	12/2/11	USD	1,064	BRL	1,945	(11)
Barclays	2/7/12	USD	261	EUR	190	5
Citibank	12/2/11	BRL	1,945	USD	1,048	28
Citibank	3/2/12	USD	1,037	BRL	1,960	(27)
Credit Suisse First Boston	12/19/11	USD	774	CNY	4,935	—
Credit Suisse First Boston	12/19/11	USD	615	CNY	3,950	(5)
Credit Suisse First Boston	2/7/12	NOK	2,355	USD	415	(9)
Credit Suisse First Boston	9/28/12	CNY	5,240	USD	824	1
Deutsche Bank	6/25/12	CNY	5,090	USD	798	2
Goldman Sachs	2/13/12	USD	730	MXN	9,865	11
Merrill Lynch	12/5/11	MYR	1,240	USD	402	(12)
Morgan Stanley	12/5/11	USD	1,203	MYR	3,815	3
Morgan Stanley	12/19/11	CNY	2,220	USD	340	7
Morgan Stanley	1/17/12	RUB	12,675	USD	399	11
Morgan Stanley	1/17/12	USD	406	RUB	12,675	(4)
Morgan Stanley	2/8/12	KRW	703,275	USD	626	(13)
Morgan Stanley	2/27/12	NOK	2,430	USD	419	—
Morgan Stanley	2/27/12	USD	3,487	EUR	2,575	24
Morgan Stanley	3/21/12	MYR	3,965	USD	1,244	—
Royal Bank of Canada	12/19/11	CNY	6,665	USD	1,023	22
Royal Bank of Scotland	12/5/11	GBP	255	USD	399	1
Standard Chartered Bank	12/5/11	MYR	2,575	USD	795	15
Standard Chartered Bank	6/25/12	USD	794	CNY	5,090	(5)
Standard Chartered Bank	9/28/12	USD	817	CNY	5,240	(7)
Net unrealized gain (loss) on open forward currency exchange contracts						$ 37

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Core Plus Fund
November 30, 2011 (Unaudited)
($000s, except shares and per share amounts)

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Core Plus Fund
(Unaudited)
($000s)

6 Months Ended 11/30/11
Investment Income (Loss)	
Income	
Interest	$ 2,841
Dividend	589
Total income	3,430
Expenses	
Investment management and administrative expense	319
Investment management fees waived	(49)
Total expenses	270
Net investment income	3,160
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	2,434
Futures	(510)
Foreign currency transactions	(9)
Net realized gain	1,915
Change in net unrealized gain (loss)	
Securities	(2,723)
Futures	34
Swaps	(6)
Other assets and liabilities denominated in foreign currencies	143
Change in net unrealized loss	(2,552)
Net realized and unrealized loss	(637)
INCREASE IN NET ASSETS FROM OPERATIONS	**$ 2,523**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Core Plus Fund
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Core Plus Fund
November 30, 2011 (Unaudited)

T. Rowe Price Institutional Income Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Core Plus Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund seeks to maximize total return through income and capital appreciation. The fund has two classes of shares: the Institutional Core Plus Fund original share class, referred to in this report as the Institutional Class, offered since November 30, 2004, and the Institutional Core Plus Fund–F Class (F Class), offered since September 28, 2010. F Class shares are available only through financial advisors and certain third-party intermediaries that have entered into an administrative fee agreement with T. Rowe Price Services, Inc. The F Class participates in a Board-approved administrative fee payment program pursuant to which the fund compensates certain financial intermediaries at a rate of up to 0.10% of average daily net assets (up to 0.15% of average daily net assets for certain defined contribution plans) per year for various shareholder and administrative services they provide to underlying investors. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The F Class pays certain shareholder and administrative expenses in an amount not exceeding 0.15% of the class’s average daily net assets. During the six months ended November 30, 2011, the F Class incurred less than $1,000 in these fees. Investment income and investment management and administrative expense are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Credits Credits are earned on the fund’s temporarily uninvested cash balances held at the custodian and such credits reduce the amount paid by the manager for custody of the fund’s assets. In order to pass the benefit of custody credits to the fund, the manager has voluntarily reduced its investment management and administrative expense in the accompanying financial statements.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Investments in private investment companies are valued at the entity’s net asset value (or equivalent) as of the valuation date. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund's financial instruments, based on the inputs used to determine their values on November 30, 2011:

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended November 30, 2011. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at November 30, 2011, totaled $(7,000) for the six months ended November 30, 2011.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2011, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of November 30, 2011, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended November 30, 2011, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended November 30, 2011, the fund’s exposure to forwards, based on underlying notional amounts, was generally between 5% and 12% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2011, the fund’s exposure to futures, based on underlying notional amounts, was generally between 0% and 9% of net assets.

Credit Default Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; and/or to adjust portfolio duration or credit exposure. Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(s) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price of the underlying credit; or, in the case of an index swap, the market value of the contract relative to the notional amount. Therefore, the payment risk increases as the price of the relevant underlying credit, or market value of the index swap, declines due to market valuations of credit quality. As of November 30, 2011, the notional amount of protection sold by the fund totaled $120,000 (0.1% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. The value of a swap included in net assets is the unrealized gain or loss on the contract plus or minus any unamortized premiums paid or received, respectively. Appreciated swaps and premiums paid are reflected as assets, and depreciated swaps and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Net periodic receipts or payments required by swaps are accrued daily and are recorded as realized gain or loss for financial reporting purposes when settled; fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity or cash settlement. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2011, the fund’s exposure to swaps, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt Securities At November 30, 2011, approximately 19% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt securities, commonly referred to as “high yield” or “junk” bonds. The noninvestment-grade bond market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in the market’s psychology. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

TBA Purchase and Sale Commitments During the six months ended November 30, 2011, the fund entered into to be announced (TBA) purchase and/or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such mortgage-backed securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBA purchase transactions with the intention of taking possession of the underlying mortgage securities; however, for either purchase or sale transactions, the fund also may extend the settlement by “rolling” the transaction. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBA commitments.

T. Rowe Price Term Asset-Backed Opportunity Fund, L.L.C. During the six months ended November 30, 2011, the fund was invested in the T. Rowe Price Term Asset-Backed Opportunity Fund, L.L.C. (private fund), a private investment company managed by T. Rowe Price Associates, Inc. that participates in the Term Asset-Backed Securities Loan Facility (TALF) program created and administered by the Federal Reserve Bank of New York (FRBNY). The TALF program provided eligible borrowers with term loans secured by eligible asset-backed securities and/or commercial mortgage-backed securities, which were either owned by the borrower or purchased by the borrower and subsequently pledged as collateral for a TALF loan. TALF loans generally are nonrecourse in nature. The private fund is treated as a partnership for federal income tax purposes. It has a limited life extending five years from the date on which the TALF program closed for any new loans, which was June 30, 2010. The private fund can have two possible extensions (one year each) with the consent of a majority of its investors. Invested capital generally will be returned to investors as underlying securities are liquidated and the TALF loans are repaid or mature, with the balance paid at maturity of the private fund. Ownership interests in the private fund may not be redeemed, sold, or assigned. As of November 30, 2011, outstanding capital commitments may no longer be called by the private fund.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with certain over-the-counter (OTC) financial instruments, including swaps, forward currency exchange contracts, TBA purchase commitments, and OTC options (collectively, covered OTC instruments). Subject to certain minimum exposure requirements (which typically range from $100,000 to $500,000), collateral requirements generally are determined and transfers made based on the net aggregate unrealized gain or loss on all OTC instruments covered by a particular collateral agreement with a specified counterparty. Collateral, both pledged by the fund to a counterparty and pledged by a counterparty to the fund, is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. Securities posted as collateral by the fund to a counterparty are so noted in the accompanying Portfolio of Investments and remain in the fund’s net assets. In accordance with GAAP, cash pledged by counterparties to the fund is included in the fund’s net assets; however, securities pledged by counterparties to the fund are not recorded by the fund. As of November 30, 2011, no collateral was pledged by either the fund or counterparties.

At any point in time, the fund’s risk of loss from counterparty credit risk on covered OTC instruments is the aggregate unrealized gain on appreciated covered OTC instruments in excess of collateral, if any, pledged by the counterparty to the fund. Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against counterparty defaults. Generally, for exchange-traded derivatives such as futures and options, each broker, in its sole discretion, may change margin requirements applicable to the fund. In accordance with the terms of the relevant derivatives agreements, counterparties to OTC derivatives may be able to terminate derivative contracts prior to maturity after the occurrence of certain stated events, such as a decline in net assets above a certain percentage or a failure by the fund to perform its obligations under the contract. Upon termination, all transactions would typically be liquidated and a net amount would be owed by or payable to the fund.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $18,301,000 and $21,803,000, respectively, for the six months ended November 30, 2011. Purchases and sales of U.S. government securities aggregated $81,042,000 and $72,282,000, respectively, for the six months ended November 30, 2011.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

In accordance with federal tax regulations, the fund recognized capital losses in the current period for tax purposes that had been recognized in the prior fiscal year for financial reporting purposes. Such deferrals relate to net capital losses realized between November 1, 2010, and May 31, 2011, and totaled $31,000.

At November 30, 2011, the cost of investments for federal income tax purposes was $167,161,000. Net unrealized gain aggregated $3,199,000 at period-end, of which $5,074,000 related to appreciated investments and $1,875,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.40% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses; interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain T. Rowe Price institutional funds (underlying institutional funds) as a means of gaining efficient and cost-effective exposure to certain markets. The underlying institutional funds are open-end management investment companies managed by Price Associates and are considered affiliates of the fund. Each underlying institutional fund pays an all-inclusive management and administrative fee to Price Associates. To ensure that the fund does not incur duplicate fees, Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset the management fees paid by the underlying institutional funds related to fund assets invested therein. Accordingly, the accompanying Statement of Operations includes management fees permanently waived pursuant to this agreement. Annual fee rates and amounts waived within the accompanying Statement of Operations related to shares of the underlying institutional funds for the six months ended November 30, 2011, are as follows:

As of November 30, 2011, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 1,814,848 shares of the Institutional Class and 23,063 shares of the F Class, aggregating 12% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Income Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 23, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 23, 2012

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	January 23, 2012